SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 26, 2005

Commission	Registrant; State of Incorporation	I.R.S. Employer
File Number	Address; and Telephone Number	Identification No.
-----------	-----------------------------------	--------------------

1-5324	NORTHEAST UTILITIES	04-2147929
(a Massachusetts voluntary association
One Federal Street
Springfield, Massachusetts 01105
Telephone: (413) 785-5871

0-00404	THE CONNECTICUT LIGHT AND POWER COMPANY	06-0303850
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(a Connecticut corporation)
107 Selden Street
Berlin, Connecticut 06037-1616
Telephone: (860) 665-5000

1-6392	PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE	02-0181050
---------------------------------------
(a New Hampshire corporation)
Energy Park
780 North Commercial Street
Manchester, New Hampshire 03101-1134
Telephone: (603) 669-4000

0-7624	WESTERN MASSACHUSETTS ELECTRIC COMPANY	04-1961130
--------------------------------------
(a Massachusetts corporation)
One Federal Street
Springfield, Massachusetts 01105
Telephone: (413) 785-5871

Not Applicable

---------------------

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Section 2   -

Financial Information

Item 2.02

Results of Operations and Financial Condition.

On July 26, 2005, Northeast Utilities issued a news release announcing its unaudited results of operations for the second quarter and first half of 2005 and related financial information for certain of its subsidiaries for the same periods.  A copy of the news release and related financial reports are attached as Exhibits 99.1 and 99.2, and are incorporated herein by reference thereto.  The information contained in this Item 2.02, including Exhibits 99.1 and 99.2, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by Northeast Utilities or any of its affiliates under the Securities Act of 1933, as amended, unless specified otherwise.

Section 9    -

Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits

(c)

Exhibits

Exhibit	Description
Exhibit 99.1	Northeast Utilities News Release dated July 26, 2005.

Exhibit 99.2	Financial Report for the three and six month periods ending June 30, 2005.

[SIGNATURE PAGE TO FOLLOW]

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalves by the undersigned thereunto duly authorized.

NORTHEAST UTILITIES
THE CONNECTICUT LIGHT AND POWER COMPANY PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE WESTERN MASSACHUSETTS ELECTRIC COMPANY (Registrants)
By: /s/ David R. McHale
Name: David R. McHale Title: Senior Vice President and Chief Financial Officer

Date:  July 26, 2005